UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02151

 BANCROFT FUND LTD.

(Exact name of registrant as specified in charter)

65 Madison Avenue, Morristown, New Jersey 07960-7308

(Address of principal executive offices) (Zip code)

Thomas H. Dinsmore
BANCROFT FUND LTD.
65 Madison Avenue
Morristown, New Jersey 07960-7308
(Name and address of agent for service)

Copy to:
Steven B. King, Esq.
Ballard Spahr Andrews & Ingersoll, LLP
1735 Market Street, 51st Floor
Philadelphia, PA 19103-7599

Registrant’s telephone number, including area code: (973) 631-1177

Date of fiscal year end:  October 31, 2008

Date of reporting period:  October 31, 2008

ITEM 1.  REPORTS TO STOCKHOLDERS.

BANCROFT FUND LTD.

2008 Annual Report
October 31, 2008

2008 Annual Report
October 31, 2008

Bancroft Fund Ltd. operates as a closed-end, diversified management investment company and invests primarily in convertible securities, with the objectives of providing income and the potential for capital appreciation; which objectives the Fund considers to be relatively equal, over the long-term, due to the nature of the securities in which it invests.

Highlights

Performance through October 31, 2008 with dividends reinvested

	Calendar		Annualized		10 Year
	YTD	1 Year	5 Years	10 Years	Volatility *
Bancroft market price	(39.32)%	(38.72)%	(4.33)%	0.78%	17.05%
Bancroft net asset value	(35.57)	(37.50)	(2.94)	1.33	16.50
Merrill Lynch All Convertibles Index	(35.21)	(38.50)	(2.39)	2.73	21.22
S&P 500 Index	(32.84)	(36.10)	0.26	0.40	20.71
Lehman Aggregate Bond Total Return Index	(1.74)	0.30	3.48	5.00	4.15

All data in the table above is from Bloomberg L.P. pricing service, except Lehman Aggregate Bond Total Return Index, which is from Lipper, Inc. Closed-End Fund Performance Analysis, dated October 31, 2008.

Bancroft’s performance in the table above has not been adjusted for the fiscal 2004 rights offering (net asset value dilution was 2.38%), or the tender offer which expired earlier this year (the anti-dilutive effect was 0.85%). Performance data represent past results and do not reflect future performance.

* Volatility is a measure of risk based on the standard deviation of the return. The greater the volatility, the greater the chance of a profit or risk of a loss.

Quarterly History of NAV and Market Price

	Net Asset Values			Market Prices (AMEX, symbol BCV)
Qtr. Ended	High	Low	Close	High	Low	Close
1/31/08	$24.17	$19.95	$20.53	$21.52	$18.12	$18.85
4/30/08	20.72	19.41	20.69	18.98	17.64	18.48
7/31/08	21.51	19.20	19.41	19.15	16.65	16.80
10/31/08	19.62	12.42	13.37	16.81	9.26	11.30

Dividend Distributions (12 Months)

Record Date	Payment Date	Income	Capital Gains	Total	Corporate Deduction *
11/29/07	12/26/07	$0.166	$2.009	$2.175	16%
3/14/08	3/28/08	0.210	—	0.210	24
6/12/08	6/26/08	0.210	—	0.210	24
9/11/08	9/25/08	0.210	—	0.210	24
		$0.796	$2.009	$2.805

* Percentage of each ordinary income distribution qualifying for the corporate dividend received tax deduction.

To Our Shareholders

December 12, 2008

Much has happened since our last shareholder letter was written. The cascading bear market of 2008 is among the worst bear markets of my lifetime and is the worst of my career. From its high in October 2007 the Standard & Poor’s 500 Index fell over 50% by November 20, 2008. This decline is similar to the one seen in the 1973-1974 bear market which was followed by an 80% bull market in 1975-1976. We do not expect that kind of recovery immediately following the bottom of this market.

Performance of all types of securities was hurt in this downturn, but convertible securities did not perform as expected. According to Merrill Lynch, although convertible securities usually do outperform their underlying common stocks, convertible securities as an asset class underperformed the broad equity indices. This unexpected result appears to be due to excessive hedge fund liquidations of convertibles and because of the disproportionate presence of financial issuers in the convertible universe.

Although recent market events have been volatile and sometimes terrifying, there are some reasons for optimism. Bancroft does not use leverage so it does not have that risk added to the current volatility of the market. Convertible securities appear to be undervalued relative to their underlying shares and by many historical measures. Merrill Lynch’s convertible valuation model has shown these securities to be at their cheapest levels since 1995. Because of this apparent cheapness, we have been able to add convertible securities to the Fund that have historically high yields with puts or short maturities that we expect will help protect against further erosion of their prices.

The economy is likely to see substantial weakness in housing, jobs, and consumption for much of 2009. Declining economic activity is likely to continue into the summer, if not longer. Before a bottom can be found, the commercial credit markets must be stabilized and begin to function reliably again.

Performance for the Fund’s fiscal year was enhanced by its exposure to the Consumer Goods and Health Care industries. Performance was hurt by its exposure to the Financial and the Metals and Mining industries.

continued on the following page

To Our Shareholders (continued)

The Fund’s net asset value (NAV), with dividends reinvested, after adjustment for fund expenses (the Index includes no expenses), and for the Fund’s fiscal 2004 rights offer and the February 2008 tender offer (see Note 3 on page 14), outperformed the Merrill Lynch All Convertibles Index (the “Index”) over the calendar year-to-date and one-year periods, and was in-line for the five- and ten-year periods ended October 31, 2008. For the calendar year-to-date, one-, five- and ten-year periods, Bancroft’s market return underperformed the Index. For the ten-year period, the Fund’s market volatility, as measured by standard deviation, was lower than that of the Index. Many market professionals consider the volatility of past returns to be a useful approximation of the past levels of risk. A higher volatility level equates to a higher measure of risk. This measure of historic results may not reflect future performance but we believe it is informative. The Fund has sought to provide total returns to shareholders that compare favorably to those provided by the equity markets, but with less volatility.

At its November 17, 2008 meeting, the Board of Trustees declared a distribution of $0.19 per share, consisting of undistributed net investment income. The distribution is payable on December 29, 2008 to shareholders of record on November 28, 2008.

The 2009 annual meeting of shareholders will be held on February 13, 2008. Time and location will be included in the proxy statement, scheduled to be mailed to shareholders on December 29, 2008. All shareholders are welcome to attend; we hope to see you there.

Thomas H. Dinsmore
Chairman of the Board

Major Portfolio Changes by underlying common stock
Six months ended October 31, 2008

ADDITIONS	REDUCTIONS

Bank of America	Archer Daniels Midland

Corning	Bristol-Myers Squibb

General Electric	Church & Dwight

The Great Atlantic & Pacific Tea Company	Corning

Kinetic Concepts	Cypress Semiconductor

Nabors Industries	MetLife

Prudential Financial	Nabors Industries

St. Jude Medical	Prudential Financial

Walt Disney	St. Jude Medical

Webster Financial	Walt Disney

Largest Investment Holdings by underlying common stock

	Value (Note 1)	% Total Net Assets
Wyeth	$2,884,500	4.2%
Wyeth is engaged in the discovery, development, manufacture, distribution and sale of a line of products in three primary businesses: Pharmaceuticals, Consumer Healthcare and Animal Health. Pharmaceuticals includes branded human ethical pharmaceuticals, biotechnology products, vaccines and nutrition products.

New York Community Bancorp	2,307,981	3.3
New York Community Bancorp is a multi-bank holding company that offers a full range of traditional and non-traditional products and services.

LSB Industries	2,235,000	3.2
LSB manufactures and sells chemical products for the mining, agricultural and industrial markets. The company also manufactures and sells commercial and residential climate control products.

The Walt Disney Company	2,128,088	3.1
Disney, an entertainment company, has operations that include media networks, studio entertainment, theme parks and resorts, consumer products, and Internet and direct marketing.

Prudential Financial	1,953,800	2.8
Prudential provides financial services worldwide, offering a variety of products and services including life insurance, mutual funds, annuities, asset management and real estate brokerage.

EMC	1,866,250	2.7
With its subsidiaries, EMC develops, delivers and supports the information technology (IT) industry’s range of information infrastructure technologies and solutions.

Johnson & Johnson	1,715,000	2.5
With more than 250 operating companies, Johnson & Johnson is engaged in the research and development, manufacture and sale of a range of products in the healthcare field, operating in three segments: Consumer, Pharmaceutical, and Medical Devices and Diagnostics.

Teva Pharmaceutical Industries Ltd	1,573,125	2.3
Develops, produces and markets generic drugs covering all major treatment categories. The company operates 36 pharmaceutical manufacturing sites in 16 countries, 17 generic R&D centers operating mostly within certain manufacturing sites and 18 API manufacturing sites globally.

Nabors Industries, Inc	1,471,750	2.1
A land drilling contractor, Nabors also performs well-servicing and workovers. The company conducts oil, gas and geothermal land drilling operations.

Chesapeake Energy	1,416,552	2.0
A producer of oil and natural gas, the company’s operations are focused on developmental drilling and producing property acquisitions in onshore natural gas producing areas of the United States and Canada.

Total	$19,552,046	28.2%

Major Industry Exposure

Diversification of Assets

		Value	% Total Net Assets October 31,
	Cost	(Note 1)	2008	2007
Aerospace and Defense	$2,021,763	$1,248,525	1.8%	3.8%
Agriculture	—	—	—	1.4
Banking/Savings and Loan	7,574,998	5,379,481	7.8	6.1
Chemicals	1,160,525	746,000	1.1	2.8
Computer Hardware	5,054,133	3,885,850	5.6	5.3
Computer Software	4,630,285	2,135,625	3.1	3.0
Consumer Goods	4,337,007	3,218,213	4.6	3.7
Energy	14,032,705	9,358,408	13.5	14.3
Financial Services	2,514,909	1,427,500	2.1	2.3
Foods	4,591,580	2,527,188	3.6	1.7
Health Care	6,499,175	4,219,375	6.1	4.2
Insurance	4,707,811	3,231,467	4.7	7.6
Media and Entertainment	3,496,542	2,653,088	3.8	3.6
Minerals and Mining	4,686,448	2,442,600	3.5	5.8
Multi-Industry	5,750,130	3,798,877	5.5	2.9
Pharmaceuticals	9,793,524	8,221,785	11.8	10.2
Real Estate	2,000,622	920,000	1.3	0.8
Retail	2,936,140	1,863,750	2.7	1.9
Semiconductors	4,085,541	3,383,863	4.9	6.5
Telecommunications	7,973,569	4,178,407	6.0	4.6
Transportation	772,885	516,000	0.7	1.4
Travel and Leisure	1,022,546	527,500	0.8	0.8
Short-Term Securities	—	—	—	3.7
Total Investments	$99,642,838	65,883,502	95.0	98.4
Other Assets, Net of Liabilities		3,520,457	5.0	1.6
Total Net Assets		$69,403,959	100.0%	100.0%

Portfolio of Investments October 31, 2008

	Principal Amount	Identified Cost	Value (Note 1)
CONVERTIBLE BONDS AND NOTES — 62.5%

Aerospace and Defense — 1.4%
Alliant Techsystems Inc. 2.75%, due 2011 cv. sr. sub. notes (B1)	$1,000,000	$1,005,513	$982,500

Computer Hardware — 5.6%
Credit Suisse, New York Branch 12.90%, due 2008 equity-linked notes (NR) (exchangeable for Corning Inc. common stock)	2,000,000	2,000,000	1,284,600
EMC Corp. 1.75%, due 2011 cv. sr. notes (A-)	1,000,000	1,029,719	957,500
EMC Corp. 1.75%, due 2013 cv. sr. notes (A-)	1,000,000	1,024,414	908,750
Richardson Electronics, Ltd. 8%, due 2011 cv. sr. sub. notes (NR)	1,000,000	1,000,000	735,000
		5,054,133	3,885,850
Computer Software — 3.1%
Blackboard Inc. 3.25%, due 2027 cv. sr. notes (B+)	2,000,000	1,980,461	1,310,000
GSI Commerce, Inc. 2.5%, due 2027 cv. sr. notes (NR)	1,000,000	1,001,538	696,250
Lehman Brothers Holdings Inc. 1%, due 2009 medium-term notes (B3) (performance linked to Microsoft Corp. common stock) (3)	1,500,000	1,648,286	129,375
		4,630,285	2,135,625
Consumer Goods — 1.5%
Chattem, Inc. 1.625%, due 2014 cv. sr. notes (NR)	1,000,000	1,019,159	1,090,000

Energy — 7.2%
Chesapeake Energy Corp. 2.75%, due 2035 contingent cv. sr. notes (BB-)(1)	800,000	596,000	596,000
Covanta Holding Corp. 1%, due 2027 sr. cv. deb. (B1) (1)	1,500,000	1,695,326	1,246,875
Nabors Industries, Inc. 0.94%, due 2011 sr. exchangeable notes (BBB+)	1,000,000	774,188	792,500
Oil States International, Inc. 2.375%, due 2025 contingent cv. sr. notes (NR)	1,325,000	1,542,887	1,215,688
SunPower Corp. 1.25%, due 2027 sr. cv. deb. (NR)	750,000	966,149	509,063
Trina Solar Ltd. 4%, due 2013 cv. sr. notes (NR)	1,000,000	1,000,000	630,000
		6,574,550	4,990,126
Financial Services — 2.1%
Euronet Worldwide, Inc. 3.50%, due 2025 cv. deb. (B+) (1)	2,000,000	2,514,909	1,427,500

Foods — 3.5%
Central European Distribution Corp. 3%, due 2013 cv. sr. notes (B-)	500,000	349,830	293,125
The Great Atlantic & Pacific Tea Company, Inc. 5.125%, due 2011 cv. sr. notes (Caa1)	500,000	500,000	346,875
The Great Atlantic & Pacific Tea Company, Inc. 6.75%, due 2012 cv. sr. notes (Caa1)	1,500,000	1,500,000	1,003,125
Tyson Foods, Inc. 3.25%, due 2013 cv. sr. notes (BB)	1,000,000	991,750	776,250
		3,341,580	2,419,375
Health Care — 6.1%
China Medical Technologies, Inc. 4%, due 2013 cv. sr. sub. notes (NR)	1,500,000	1,500,000	793,125
Kinetic Concepts, Inc. 3.25%, due 2015 cv. sr. notes (B+) (Acquired 04/16/08 and 08/04/08; Cost $1,966,222) (2)	2,000,000	1,966,222	1,227,500
Omnicare, Inc. 3.25%, due 2035 cv. sr. deb. (B3) (1)	900,000	1,019,382	438,750
SonoSite Inc. 3.75%, due 2014 cv. sr. notes (NR)	1,000,000	1,013,133	770,000
St. Jude Medical, Inc. 1.22%, due 2008 cv. sr. deb. (A-)	1,000,000	1,000,438	990,000
		6,499,175	4,219,375
Insurance — 2.8%
Prudential Financial, Inc. floating rate, due 2036 cv. sr. notes (A3)	2,000,000	2,006,308	1,953,800

Media and Entertainment — 0.8%
Virgin Media Inc. 6.5%, due 2016 cv. sr. notes (B-) (Acquired 04/10/08 and 04/11/08; Cost $995,241) (2)	1,000,000	995,241	525,000

Portfolio of Investments October 31, 2008 (continued)

	Principal Amount	Identified Cost	Value (Note 1)
CONVERTIBLE BONDS AND NOTES — continued

Multi-Industry — 3.4%
Diversa Corp. 5.5%, due 2027 cv. sr. notes (NR) (exchangeable for Verenium Corp. common stock)	$750,000	$750,000	$143,434
LSB Industries, Inc. 5.5%, due 2012 cv. sr. sub. deb. (NR)	3,000,000	3,000,000	2,235,000
		3,750,000	2,378,434

Pharmaceuticals — 10.0%
Alza Corp. 0%, due 2020 cv. sub. deb. (Aa1) (exchangeable for Johnson & Johnson common stock)	2,000,000	1,789,300	1,715,000
Mylan Inc. 3.75%, due 2015 cash cv. notes (B+) (Acquired 09/16/08; Cost $992,115) (2)	1,000,000	992,115	768,750
Teva Pharmaceutical Finance Co. B.V. 1.75%, due 2026 cv. sr. deb. (Baa2) (exchangeable for Teva Pharmaceutical Industries Ltd. ADR)	1,500,000	1,488,467	1,573,125
Wyeth floating rate, due 2024 cv. sr. deb. (A3)	3,000,000	3,148,642	2,884,500
		7,418,524	6,941,375

Real Estate — 1.3%
ProLogis 2.25%, due 2037 cv. sr. notes (BBB+) (Acquired 03/20/07 - 05/16/08; Cost $ 2,000,622) (2)	2,000,000	2,000,622	920,000

Retail — 1.5%
RadioShack Corp. 2.5%, due 2013 cv. sr. notes (BB) (Acquired 08/13/08; Cost $1,436,140) (2)	1,500,000	1,436,140	1,038,750

Semiconductors — 4.9%
Agere Systems Inc. 6.5%, due 2009 cv. sub. notes (BB) (exchangeable for LSI Corp.)	1,500,000	1,526,648	1,447,500
Cypress Semiconductor Corp. 1%, due 2009 cv. sr. notes (NR)	502,000	473,690	498,863
Intel Corp. 2.95%, due 2035 jr. sub. cv. deb. (A-) (1)	2,000,000	2,085,203	1,437,500
		4,085,541	3,383,863

Telecommunications — 5.8%
ADC Telecommunications Inc. 3.50%, due 2015 cv. sub. notes (NR)	500,000	500,000	295,000
ADC Telecommunications Inc. 3.50%, due 2017 cv. sub. notes (NR)	1,000,000	1,000,000	562,500
Anixter International Inc. 1%, due 2013 sr. cv. notes (BB-)	750,000	798,063	498,750
Equinix, Inc. 2.5%, due 2012 cv. sub. notes (B-)	2,000,000	2,165,269	1,432,500
General Cable Corp. 1%, due 2012 sr. cv. notes (B1)	1,500,000	1,504,515	761,250
SAVVIS, Inc. 3%, due 2012 cv. sr. notes (NR)	1,000,000	1,005,722	461,250
		6,973,569	4,011,250

Transportation — 0.7%
ExpressJet Holdings, Inc. 4.25%, due 2023 cv. notes (NR)	800,000	772,885	516,000

Travel and Leisure — 0.8%
Morgans Hotel Group 2.375%, due 2014 sr. sub. cv. notes (NR) (Acquired 10/11/07 and 10/12/07; Cost $1,022,546) (2)	1,000,000	1,022,546	527,500

TOTAL CONVERTIBLE BONDS AND NOTES		$61,100,680	$43,346,323

CORPORATE BONDS AND NOTES — 1.2%

Retail — 1.2%
Amerivon Holdings LLC 4% units containing cv. promissory note due 2010 and warrants expiring 2010 (NR) (Acquired 06/01/07; Cost $1,500,000) (2,3,4)		$1,500,000	$825,000

Portfolio of Investments October 31, 2008 (continued)

	Shares	Identified Cost	Value (Note 1)
CONVERTIBLE PREFERRED STOCKS — 11.3%

Aerospace and Defense — 0.4%
Applied Energetics, Inc. 6.5% series A redeemable cv. pfd. (NR) (Acquired 10/27/05; Cost $1,000,000) (2,4)	40,000	$1,000,000	$260,000

Banking/Savings and Loan — 7.8%
Bank of America Corp. 7.25% series L non-cum. perpetual cv. pfd. (A1)	1,500	1,691,350	1,400,000
New York Community Bancorp, Inc. 6% BONUSES units (Baa1)	59,179	2,992,817	2,307,981
Sovereign Capital Trust IV 4.375% PIERS (Baa3) (exchangeable for Sovereign Bancorp, Inc. common stock) (1)	14,000	890,831	224,000
Webster Financial Corp. 8.5% perpetual cv. pfd (BB+)	2,000	2,000,000	1,447,500
		7,574,998	5,379,481
Chemicals — 1.1%
Celanese Corp. 4.25% cv. perpetual pfd. (NR)	40,000	1,160,525	746,000

Energy — 1.3%
Chesapeake Energy Corp. 4.5% cum. cv. pfd. (B+)	14,850	1,503,135	920,552

Minerals and Mining -- 0.5%
Freeport-McMoRan Copper & Gold Inc. 5.5% cv. perpetual pfd. (BB)	500	476,073	335,750

Telecommunications — 0.2%
Medis Technologies Ltd. 7.25% series A cum. cv. perpetual pfd. (NR)	100	1,000,000	167,157

TOTAL CONVERTIBLE PREFERRED STOCKS		$12,714,731	$7,808,940

MANDATORY CONVERTIBLE SECURITIES — 20.0% (5)

Consumer Goods — 3.1%
Avery Dennison Corp. 7.875%, due 11/15/10 mandatory cv. pfd. (BBB-)	30,000	$1,524,075	$1,020,900
The Stanley Works floating rate equity units, due 05/17/12 (A2)	1,750	1,793,773	1,107,313
		3,317,848	2,128,213
Energy — 5.0%
Bristow Group Inc. 5.5%, due 09/15/09 mandatory cv. pfd. (B)	20,000	1,027,500	650,000
McMoRan Exploration Co. 6.75%, due 11/15/10 mandatory cv. pfd. (NR)	10,000	1,010,250	1,007,500
Merrill Lynch & Co., Inc. 5.4%, due 09/27/10 PRIDES (A+) (linked to the performance of ConocoPhillips common stock)	2,000	2,000,000	1,110,980
NATIXIS Financial Products Inc. 12.10%, due 04/09/09 mandatory trigger exchangeable notes (NR) (exchangeable for Nabors Industries, Inc. common stock) (Acquired 07/03/08; Cost $1,917,270) (2)	39,450	1,917,270	679,250
		5,955,020	3,447,730
Foods — 0.2%
Lehman Brothers Holdings Inc. 6%, due 10/12/10 PIES (B3) (exchangeable for General Mills, Inc. common stock) (3)	50,000	1,250,000	107,813

Insurance — 1.8%
Alleghany Corp. 5.75%, due 06/15/09 mandatory cv. pfd. (BB+)	4,000	1,058,400	998,542
XL Capital Ltd. 7%, due 02/15/09 equity security units (Baa1)	72,500	1,643,103	279,125
		2,701,503	1,277,667
Media and Entertainment — 3.1%
Deutsche Bank AG 4.9%, due 04/28/09 mandatory exchangeable notes (NR) (exchangeable for The Walt Disney Company common stock) (Acquired 04/16/08; Cost $2,501,301) (2)	82,500	2,501,301	2,128,088

Portfolio of Investments October 31, 2008 (continued)
	Shares	Identified Cost	Value (Note 1)
MANDATORY CONVERTIBLE SECURITIES — continued

Minerals and Mining — 3.0%
Freeport-McMoRan Copper & Gold Inc. 6.75%, due 05/01/10 mandatory cv. pfd. (BB)	20,000	$2,172,775	$975,600
Vale Capital Ltd. 5.5%, due 06/15/10 mandatory convertible notes (BBBH) (exchangeable for ADS representing Companhia Vale do Rio Doce common stock)	30,000	1,534,600	847,500
Vale Capital Ltd. 5.5%, due 06/15/10 mandatory convertible notes (BBBH) (exchangeable for ADS representing Companhia Vale do Rio Doce Preference A Shares)	10,000	503,000	283,750
		4,210,375	2,106,850

Multi-Industry — 3.4%
NATIXIS Financial Products Inc. 7.5%, due 09/22/09 mandatory trigger exchangeable notes (NR) (exchangeable for General Electric Company common stock) (Acquired 08/19/08; Cost $2,000,130) (2)	70,180	2,000,130	1,420,443

Pharmaceuticals — 1.8%
Schering-Plough Corp. 6%, due 08/13/10 mandatory cv. pfd. (Baa3)	9,500	2,375,000	1,280,410

TOTAL MANDATORY CONVERTIBLE SECURITIES (5)		$24,311,177	$13,897,214

COMMON STOCKS — 0.0%

Aerospace and Defense — 0.0%
Applied Energetics, Inc. (Acquired 06/05/08; Cost $16,250) (2,4)	7,724	16,250	6,025

Total Convertible Bonds and Notes — 62.5%		$61,100,680	$43,346,323
Total Corporate Bonds and Notes — 1.2%		1,500,000	825,000
Total Convertible Preferred Stocks — 11.3%		12,714,731	7,808,940
Total Mandatory Convertible Securities — 20.0%		24,311,177	13,897,214
Total Common Stocks — 0.0%		16,250	6,025
Total Investments — 95.0%		$99,642,838	65,883,502

Other assets and liabilitites, net — 5.0%			3,520,457
Total Net Assets — 100.0%			$69,403,959

Portfolio of Investments October 31, 2008 (continued)

(1)	Contingent payment debt instrument which accrues contingent interest. See Note 1(f).

(2)
Security not registered under the Securities Act of 1933, as amended (i.e., the security was purchased in a Rule 144A or a Reg D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund generally has no rights to demand registration of these securities. The aggregate market value of these securities at October 31, 2008 was $10,326,306 which represented 14.9% of the Fund’s net assets.

(3)
Investment is valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material. The market value of these securities amounted to $1,062,188 at October 31, 2008 which represented 1.5% of the Fund’s net assets.

(4)
Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Fund may invest in restricted securities that are consistent with the Fund’s investment objective and investment strategies. As of October 31, 2008, the Fund was invested in the following restricted securities:

Security	Acquisition Date	Principal Amount or Shares	Cost	Price per Unit	Value	% Net Assets
Amerivon Holdings LLC 4% units containing cv. promissory note and warrants due 2010	June 1, 2007	$1,500,000	$1,500,000	$55.00	$825000	1.2%

Applied Energetics, Inc. 6.5% series A redeemable cv. pfd.	October 27, 2005	40,000	1,000,000	6.50	260,000	0.4%

Applied Energetics, Inc. comon stock	June 5, 2008	7,724	16,250	0.78	6,025	0.0%

(5)	Mandatory securities are required to be converted on the dates listed; they generally may be converted prior to these dates at the option of the holder. See Note 1(i).

Investment Abbreviations		Summary of Portfolio Ratings *
			% of
ADR	American Depositary Receipts.		Portfolio
ADS	American Depositary Shares.	Aa	3
BONUSES	Bifurcated Option Note Unit Securities.	A	19
PIES	Premium Income Exchangeable Securities.	Baa	14
PIERS	Preferred Income Equity Redeemable Securities.	Ba	12
PRIDES	Preferred Redeemable Income Dividend Equity Securities.	B	19
		Caa	2
		NR	31
Ratings in parentheses by Moody’s Investors Service, Inc. or Standard & Poor’s
and are unaudited. NR is used whenever a rating is unavailable.		* Excludes equity securities and cash.

See accompanying notes to financial statements

Statement of Assets and Liabilities

October 31, 2008
Assets:
Investments at value (cost $99,642,838) (Note 1)	$65,883,502
Cash	1,288,636
Receivable for securities sold	2,093,735
Dividends and interest receivable	803,617
Other assets	28,070
Total assets	70,097,560
Liabilities:
Payable for securities purchased	606,389
Accrued management fee (Note 2)	44,747
Accrued expenses	29,116
Other liabilities	13,349
Total liabilities	693,601

Net Assets:	$69,403,959

Net Assets consist of:
Capital shares (unlimited shares of $0.01 par value authorized) (Note 3)	$51,899
Additional paid-in capital	108,551,705
Undistributed net investment income	430,032
Accumulated net realized loss from investment transactions	(5,870,341)
Unrealized depreciation on investments	(33,759,336)
Net Assets	$69,403,959
Net asset value per share ($69,403,959 ÷ 5,189,875 outstanding shares)	$13.37

Statement of Operations
For the Year Ended October 31, 2008

Investment Income (Note 1):
Interest	$2,840,016
Dividends	2,568,081
Total Income	5,408,097
Expenses (Note 2):
Management fee	772,377
Custodian	15,119
Transfer agent	30,055
Audit fees	36,300
Legal fees	167,573
Trustees’ fees	112,000
Reports to shareholders	61,411
Administrative services fees	53,343
Insurance	25,079
Other	57,371
Total Expenses	1,330,628
Net Investment Income	4,077,469
Realized and Unrealized Loss on Investments:
Net realized loss from investment transactions	(6,125,438)
Net change in unrealized depreciation of investments	(41,589,665)
Net loss on investments	(47,715,103)
Net Decrease in Net Assets Resulting from Operations	$(43,637,634)

See accompanying notes to financial statements

Statements of Changes in Net Assets
For the Years Ended October 31, 2008 and 2007

Change in net assets from operations:	2008	2007
Net investment income	$4,077,469	$4,596,017
Net realized gain (loss) from investment transactions	(6,125,438)	11,500,969
Net change in unrealized appreciation of investments	(41,589,665)	2,263,067
Net change in net assets resulting from operations	(43,637,634)	18,360,053

Distributions to shareholders from:
Net investment income	(4,221,301)	(5,102,460)
Net realized gain on investments	(11,517,629)	(2,621,312)
Total distributions	(15,738,930)	(7,723,772)

Capital share transactions (Note 3)
Reinvestment of distributions	6,352,696	2,097,228
Cost of shares tendered	(17,152,389)	—
Net increase (decrease) from capital transactions	(10,799,693)	2,097,228

Change in net assets	(70,176,257)	12,733,509

Net assets at beginning of year	139,580,216	126,846,707

Net assets at end of year	$69,403,959	$139,580,216

Undistributed net investment income at end of year	$430,032	$236,184

Notes to Financial Statements

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

(a) Organization - Bancroft Fund Ltd. (the “Fund”), is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company.

(b) Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

(c) Indemnification - Under the Fund’s organizational documents, each trustee, officer or other agent of the Fund (including the Fund’s investment adviser) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification is considered remote.

(d) Federal Income Taxes - The Fund’s policy is to distribute substantially all of its taxable income within the prescribed time and to otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income or excise taxes is believed necessary.

On July 13, 2006, The Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns. These positions must meet a “more-likely-than-not” standard that, based on the technical merits, has a more than 50% likelihood of being sustained upon examination. In evaluating whether a tax position has met the recognition threshold, the Fund must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax expense in the current year. FIN 48 was adopted by the Fund on April 30, 2008.

Notes to Financial Statements (continued)

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

FIN 48 requires the Fund to analyze all open tax years as defined by the relevant Statute of Limitations for all major jurisdictions. Open tax years are those that are open for exam by authorities. The major tax authority for the Fund is the Internal Revenue Service. At October 31, 2008, these previous tax years are open: October 31, 2005 through October 31, 2008. The Fund has no examinations in progress. Management of the Fund has reviewed open tax years and concluded that the adoption of FIN 48 resulted in no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end October 31, 2008. The Fund is not aware of any tax positions for which it is reasonably likely that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e) Security Valuation - Investments in securities traded on a national securities exchange are valued at market using the last reported sales price, supplied by an independent pricing service, as of the close of regular trading. Listed securities, for which no sales were reported, are valued at the mean between closing reported bid and asked prices as of the close of regular trading. Unlisted securities traded in the over-the-counter market are valued using an evaluated quote provided by the independent pricing service, or, if an evaluated quote is unavailable, such securities are valued using prices received from dealers, provided that if the dealer supplies both bid and asked prices, the price to be used is the mean of the bid and asked prices. The independent pricing service derives an evaluated quote by obtaining dealer quotes, analyzing the listed markets, reviewing trade execution data and employing sensitivity analysis. Evaluated quotes may also reflect appropriate factors such as individual characteristics of the issue, communications with broker-dealers, and other market data. Securities for which quotations are not readily available, restricted securities and other assets are valued at fair value as determined in good faith pursuant to procedures approved by the Board of Trustees. Short-term debt securities with original maturities of 60 days or less are valued at amortized cost.

(f) Securities Transactions and Related Investment Income - Security transactions are accounted for on the trade date (date the order to buy or sell is executed) with gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis, including accretion of discounts and amortization of non-equity premium. For certain securities, known as “contingent payment debt instruments,” Federal tax regulations require the Fund to record non-cash, “contingent” interest income in addition to interest income actually received. Contingent interest income amounted to approximately 10 cents per share for the twelve months ended October 31, 2008. In addition, Federal tax regulations require the Fund to reclassify realized gains on contingent payment debt instruments to interest income. At October 31, 2008 there were unrealized losses of approximately 66 cents per share on contingent payment debt instruments.

(g) Change in Method of Accounting - Effective October 1, 2004, the Fund began amortizing discounts and premiums on all debt securities. Prior to October 1, 2004, the Fund amortized discounts on original issue discount debt securities. The new method of amortization was adopted in accordance with the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies and the financial highlights presented herein have been restated to reflect the new method and the effect of this accounting change is included in the financial highlights for the year ended October 31, 2004.

Notes to Financial Statements (continued)

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

(h) Distributions to Shareholders - Distributions to shareholders from net investment income are recorded by the Fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid annually. The amount and character of income and capital gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. The tax character of distributions paid during the fiscal years ended October 31, 2008 and 2007 were as follows:

	2008	2007
Ordinary income	$7,145,140	$5,102,460
Long-term gain on investments	8,593,791	2,621,312
	$15,738,931	$7,723,772

At October 31, 2008, the components of distributable earnings and federal tax cost were as follows:

Unrealized appreciation	$197,629
Unrealized depreciation	(34,175,259)
Net unrealized depreciation	(33,977,630)

Capital loss carry forward	(6,514,406)
Undistributed ordinary income	1,292,392
Total distributable net earnings	$(39,199,644)

Cost for federal income tax purposes	$99,861,132

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to differing methods of recognizing interest and ordinary income on bonds for tax purposes.

At October 31, 2008, the Fund had net capital loss carryforwards of $6,514,406 for federal income tax purposes which expire in 2016.

(i) Market Risk - It is the Fund’s policy to invest at least 65% of its assets in convertible securities. Although convertible securities do derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, the Fund’s mandatory convertible securities include features which render them more sensitive to price changes of their underlying securities. Thus they expose the Fund to greater downside risk than traditional convertible securities, but generally less than that of the underlying common stock. The market value of those securities was $13,897,214 at October 31, 2008, representing 20.0% of net assets.

(j) Accounting Pronouncements - In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2008, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

Notes to Financial Statements (continued)

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operation and financial position. Management is currently evaluating the implications of SFAS 161. The impact on the Fund’s financial statement disclosures, if any, is currently being assessed.

(k) Reclassification of Capital Accounts - Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended October 31, 2008, the Fund increased accumulated net investment income by $337,680 and increased accumulated net realized loss on investments by $337,680.

NOTE 2 - MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has entered into an investment advisory agreement with Dinsmore Capital Management Co. (“Dinsmore Capital”). Pursuant to the investment advisory agreement, Dinsmore Capital provides the Fund with investment advice, office space and facilities. Under the terms of the investment advisory agreement, the Fund pays Dinsmore Capital on the last day of each month an advisory fee for such month computed at an annual rate of 0.75% of the first $100,000,000 and 0.50% of the excess over $100,000,000 of the Fund’s net asset value in such month.

The Fund, pursuant to an administrative services agreement with Dinsmore Capital, has agreed to pay Dinsmore Capital for certain accounting and other administrative services provided to the Fund. Under the administrative services agreement, the Fund pays Dinsmore Capital on the last day of each month a fee for such month computed at an annual rate of 0.05% of the Fund’s net asset value in such month.

Certain officers and trustees of the Fund are officers and directors of Dinsmore Capital.

NOTE 3 - PORTFOLIO ACTIVITY

At October 31, 2008 there were 5,189,875 shares of beneficial interest outstanding, with a par value of $0.01 per share. During the twelve months ended October 31, 2008, 337,013 were issued in connection with reinvestment of dividends from net investment income, resulting in an increase in paid-in capital of $6,352,696.

In connection with the Fund’s tender offer which expired on February 29, 2008, the Fund purchased 880,154 shares of beneficial interest at a total cost of $17,152,389, including expenses of $109,410.

Purchases and sales of investments, exclusive of corporate short-term notes, aggregated $56,984,130 and $76,112,238, respectively, for the twelve months ended October 31, 2008.

Financial Highlights Selected data for a share of beneficial interest outstanding:

	Year Ended October 31,
	2008	2007	2006	2005	2004
Operating Performance:
Net asset value, beginning of year	$24.35	$22.55	$21.05	$20.40	$20.84
Net investment income	0.78	0.80	0.80	0.64	0.70 (a)
Adjustment for change in amortization policy	—	—	—	—	(0.02)
Net investment income, as adjusted	0.78	0.80	0.80	0.64	0.68

Net realized and unrealized gain (loss)	(9.12)	2.37	1.48	0.71	0.08 (a)
Adjustment for change in amortization policy	—	—	—	—	0.02
Net realized and unrealized gain (loss), as adjusted	(9.12)	2.37	1.48	0.71	0.10
Total from investment operations	(8.34)	3.17	2.28	1.35	0.78

Less Distributions:
Dividends from net investment income	(0.80)	(0.90)	(0.78)	(0.70)	(0.72)
Distributions from realized gains	(2.01)	(0.47)	—	—	—
Total distributions	(2.81)	(1.37)	(0.78)	(0.70)	(0.72)

Capital Share Transactions:
Anti-dilutive effect of tender offer	0.17	—	—	—	—
Effect of rights offering	—	—	—	—	(0.50)
Capital share repurchases	—	—	—	—	—
Total capital share transactions	0.17	—	—	—	(0.50)
Net asset value, end of year	$13.37	$24.35	$22.55	$21.05	$20.40

Market value, end of year	$11.30	$21.35	$19.30	$17.77	$18.23

Total Net Asset Value Return (%) (b)	(37.5)	14.5	11.1	6.7	1.3
Total Investment Return (%) (c)	(38.7)	18.3	13.3	1.3	(3.8)

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$69,404	$139,580	$126,847	$117,622	$113,373
Ratio of expenses to average net assets (%)	1.2	1.1	1.1	1.2	1.1
Ratio of net investment income to average net assets (%)	3.7	3.5	3.7	3.1	3.3 (d)
Portfolio turnover rate (%)	55	80	58	86	66

_____________
(a)	As previously reported.
(b)	Assumes valuation of the Fund’s shares and reinvestment of dividends at net asset values.
(c)	Assumes valuation of the Fund’s shares at market price and reinvestment of dividends at actual reinvestment price.
(d)	Expense ratio for 2004 reflects adjustment for change in amortization policy. The ratio previously reported for 2004 was 3.4%.

See accompanying notes to financial statements

Report of Independent Registered
Public Accounting Firm

To the Shareholders and Board of Trustees of
Bancroft Fund Ltd.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Bancroft Fund Ltd. (the “Fund”) as of October 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended October 31, 2004 have been audited by other auditors, whose report dated November 19, 2004 expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Bancroft Fund Ltd. as of October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 18, 2008

Miscellaneous Notes

Automatic Dividend Investment and Cash Payment Plan

The Fund has an Automatic Dividend Investment and Cash Payment Plan (the “Plan”). Any shareholder may elect to join the Plan by sending an application to American Stock Transfer & Trust Company, P.O. Box 922, Church Street Station, NY 10269-0560 (the “Plan Agent”). You may also obtain additional information about the Plan as well as the Plan application by calling the Plan Agent toll free at (800) 937-5449. If your shares are held by a broker or other nominee, you should instruct the nominee to join the Plan on your behalf. Some brokers may require that your shares be taken out of the broker’s “street name” and re-registered in your own name. Shareholders should also contact their broker to determine whether shares acquired through participation in the Plan can be transferred to another broker, and thereafter, whether the shareholder can continue to participate in the Plan.

Under the Plan, all dividends and distributions are automatically invested in additional Fund shares. Depending on the circumstances, shares may either be issued by the Fund or acquired through open market purchases at the current market price or net asset value, whichever is lower (but not less than 95% of market price). For the first three fiscal quarter distributions, when the market price is lower, the Plan Agent will combine your dividends with those of other Plan participants and purchase shares in the market, thereby taking advantage of the lower commissions on larger purchases. There is no other charge for this service. For the fourth quarter distribution when the market price is lower, the Fund will issue shares at the market price.

All dividends and distributions made by the Fund (including capital gain dividends and dividends designated as qualified dividend income, which are eligible for taxation at lower rates) remain taxable to Plan participants, regardless of whether such dividends and distributions are reinvested in additional shares of the Fund through open market purchases or through the issuance of new shares. Plan participants will be treated as receiving the cash used to purchase shares on the open market and, in the case of any dividend or distribution made in the form of newly issued shares, will be treated as receiving an amount equal to the fair market value of such shares as of the reinvestment date. Accordingly, a shareholder may incur a tax liability even though such shareholder has not received a cash distribution with which to pay the tax.

Plan participants may also voluntarily send cash payments of $100 to $10,000 per month to the Plan Agent, to be combined with other Plan monies, for purchase of additional Fund shares in the open market. You pay only a bank service charge of $1.25 per transaction, plus your proportionate share of the brokerage commission. All shares and fractional shares purchased will be held by the Plan Agent in your dividend reinvestment account. You may deposit with the Plan Agent any Bancroft share certificates you hold, for a one-time fee of $7.50.

At any time, a Plan participant may instruct the Plan Agent to liquidate all or any portion of such Plan participant’s account. To do so, a Plan participant must deliver written notice to the Plan Agent prior to the record date of any dividend or distribution requesting either liquidation or a share certificate. The Plan Agent will combine all liquidation requests it receives from Plan participants on a particular day and will then sell shares of the Fund that are subject to liquidation requests in the open market. The amount of proceeds a Plan participant will receive shall be determined by the average sales price per share, after deducting brokerage commissions, of all shares sold by the Plan Agent for all Plan participants who have given the Plan Agent liquidation requests.

The Plan Agent or the Fund may terminate the Plan for any reason at any time by sending written notice addressed to the Plan participant’s address as shown on the Plan Agent’s records. Following the date of termination, the Plan Agent shall send the Plan participant either the proceeds of liquidation, or a share certificate or certificates for the full shares held by the Plan Agent in the Plan participant’s account. Additionally, a check will be sent for the value of any fractional interest in the Plan participant’s account based on the market price of the Fund’s shares on that date.

Miscellaneous Notes (continued)

Notice of Privacy Policy
The Fund has adopted a privacy policy in order to protect the confidentiality of nonpublic personal information that we have about you. We receive personal information, such as your name, address and account balances, when transactions occur in Fund shares registered in your name.

We may disclose this information to companies that perform services for the Fund, such as the Fund’s transfer agent or proxy solicitors. These companies may only use this information in connection with the services they provide to the Fund, and not for any other purpose. We will not otherwise disclose any nonpublic personal information about our shareholders or former shareholders to anyone else, except as required by law.

Access to nonpublic information about you is restricted to our employees and service providers who need that information in order to provide services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

For More Information About Portfolio Holdings
In addition to the semi-annual and annual reports that Bancroft delivers to shareholders and makes available through the Fund’s public website, the Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the Fund’s first and third fiscal quarters on Form N-Q. Bancroft does not deliver the schedule of portfolio holdings for the first and third fiscal quarters to shareholders, however the schedule is posted to the Fund’s public website, www.bancroftfund.com. You may obtain the Form N-Q filings by accessing the SEC’s website at www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330.

Proxy Voting Policies and Procedures / Proxy Voting Record
The Fund’s policies and procedures with respect to the voting of proxies relating to the Fund’s portfolio securities is available without charge, upon request, by calling (800) 914-1177, or at our website at www.bancroftfund.com. This information is also available on the SEC’s website at www.sec.gov. In addition, information on how the Fund voted such proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available without charge at the above sources.

Declared Distribution
A distribution of $0.19 per share, derived from net investment income was declared on November 17, 2008, payable December 29, 2008 to shareholders of record at the close of business November 28, 2008.

The Fund is a member of the Closed-End Fund Association, a non-profit national trade association (www.cefa.com). Thomas H. Dinsmore, Chairman and Chief Executive Officer of the Fund, is on the executive board and is the president of the association. The association is solely responsible for the content of its website.

Pursuant to Section 23 of the Investment Company Act of 1940, notice is hereby given that the Fund may in the future purchase its own shares from time to time, at such times, and in such amounts, as may be deemed advantageous to the Fund. Nothing herein shall be considered a commitment to purchase such shares.

Trustees

Each trustee is also a trustee of Ellsworth Fund Ltd. (Ellsworth) (a closed-end management investment company). Dinsmore Capital Management Co. (Dinsmore Capital) is the Fund’s investment adviser and is also the investment adviser to Ellsworth. Because of this connection, the Fund and Ellsworth make up a Fund Complex. Therefore, each trustee oversees two investment companies in the Fund Complex.

Personal	Principal Occupation(s) During Past Five Years; Other
Information	Directorship(s)

INDEPENDENT TRUSTEES

Gordon F. Ahalt	Retired. Trustee of Ellsworth and Helix Energy Solutions Group Inc. (an energy services company).
65 Madison Avenue, Suite 550
Morristown, NJ 07960
Term expires 2010
Trustee since 1986 - Age 80

Kinchen C. Bizzell, C.F.A. 65 Madison Avenue, Suite 550 Morristown, NJ 07960 Term expires 2009 Trustee since 2008 - Age 54
Senior Counselor with Burson-Marsteller (global public relations and communications firm) (since 2004). Prior to 2004, Managing Director in Burson-Marsteller’s corporate and financial practice; Trustee of Ellsworth.

Elizabeth C. Bogan, Ph.D.	Senior Lecturer in Economics at Princeton University; Trustee of Ellsworth.
65 Madison Avenue, Suite 550
Morristown, NJ 07960
Term expires 2010
Trustee since 1986 - Age 64

Daniel D. Harding	Managing partner of a private investment fund.
65 Madison Avenue, Suite 550
Morristown, NJ 07960	Prior to 2008, Senior Adviser with Harding Loevner Management LP (an investment advisory firm); Trustee of Ellsworth.
Term expires 2011
Trustee since 2007 - Age 56

Nicolas W. Platt 65 Madison Avenue, Suite 550 Morristown, NJ 07960 Term expires 2010 Trustee since 1997 - Age 55	Since August 2006, Managing Director, Rodman & Renshaw, LLC (a full-service investment bank). Prior to August 2006, President of CNC-US (an international consulting company); Trustee of Ellsworth.

INTERESTED TRUSTEES
Thomas H. Dinsmore, C.F.A. (1)	Chairman and Chief Executive Officer of the Fund, Ellsworth and Dinsmore Capital; Trustee of Ellsworth and Director of Dinsmore Capital.
65 Madison Avenue, Suite 550
Morristown, NJ 07960
Term expires 2011
Trustee since 1985
Chairman of the Board since 1996 - Age 55

Jane D. O’Keeffe (1)	President of the Fund, Ellsworth and Dinsmore Capital; Trustee of Ellsworth and Director of Dinsmore Capital.
65 Madison Avenue, Suite 550
Morristown, NJ 07960
Term expires 2010
Trustee since 1995 - Age 53

(1) Mr. Dinsmore and Ms. O’Keeffe are considered interested persons because they are officers and directors of Dinsmore Capital. They are brother and sister.

Principal Officers

The business address of each officer is 65 Madison Avenue, Suite 550, Morristown, NJ 07960. Officers are elected by and serve at the pleasure of the Board of Trustees. Each officer holds office until the annual meeting to be held in 2009, and thereafter until his or her respective successor is duly elected and qualified.

Personal
Information	Principal Occupation(s) During Past Five Years

Thomas H. Dinsmore, C.F.A.(1,2)	Trustee, Chairman and Chief Executive Officer of the Fund, Ellsworth and Dinsmore Capital.
Trustee, Chairman and
Chief Executive Officer
Officer since 1984
Age 55

Jane D. O’Keeffe (1,2)	Trustee and President of the Fund, Ellsworth and Dinsmore Capital.
Trustee and President
Officer since 1994
Age 53

Gary I. Levine (3) Executive Vice President, Chief Financial Officer and Secretary Officer since 1986 Age 51
Executive Vice President and Chief Financial Officer of the Fund, Ellsworth and Dinsmore Capital since 2004. Secretary of the Fund, Ellsworth and Dinsmore Capital since 2003. Treasurer of Dinsmore Capital since 1997. Vice President of the Fund, Ellsworth and Dinsmore Capital from 2002 until 2004. Treasurer of the Fund and Ellsworth from 1993 until 2004.

H. Tucker Lake, Jr. (2)	Vice President of the Fund and Ellsworth since 2002, and of Dinsmore Capital since 1997.
Vice President
Officer since 1994
Age 61

Germaine M. Ortiz (3)	Vice President of the Fund, Ellsworth and Dinsmore Capital.
Vice President
Officer since 1996
Age 39

Mercedes A. Pierre Vice President and	Vice President and Chief Compliance Officer of the Fund, Ellsworth and Dinsmore Capital since 2004, and Assistant Treasurer from 1998 to 2004.
Chief Compliance
Officer Officer since 1998
Age 47

(1) Mr. Dinsmore and Ms. O’Keeffe are brother and sister.
(2) Mr. H. Tucker Lake, Jr. is the first cousin of Mr. Dinsmore and Ms. O’Keeffe.
(3) Mr. Levine’s wife is Ms. Ortiz’s first cousin.

Board of Trustees	Internet
GORDON F. AHALT	www.bancroftfund.com
KINCHEN C. BIZZELL, C.F.A.	email: info@bancroftfund.com
ELIZABETH C. BOGAN, Ph.D.
THOMAS H. DINSMORE, C.F.A.	Investment Adviser
DANIEL D. HARDING	Dinsmore Capital Management
JANE D. O’KEEFFE	65 Madison Avenue, Suite 550
NICOLAS W. PLATT	Morristown, NJ 07960
(973) 631-1177

Officers	Shareholder Services and Transfer Agent
American Stock Transfer & Trust Company
THOMAS H. DINSMORE, C.F.A.	59 Maiden Lane
Chairman of the Board and Chief Executive Officer	New York, NY 10038
(800) 937-5449
JANE D. O’KEEFFE	www.amstock.com
President
Beneficial Share Listing
GARY I. LEVINE	American Stock Exchange Symbol: BCV
Executive Vice President, Chief Financial Officer and Secretary
Legal Counsel
H. TUCKER LAKE, JR.	Ballard Spahr Andrews & Ingersoll, LLP
Vice President
Independent Accountants
GERMAINE M. ORTIZ	Tait, Weller & Baker LLP
Vice President

MERCEDES A. PIERRE
Vice President and Chief Compliance Officer

JAMES A. DINSMORE
Assistant Vice President

JUDITH M. DOUGHERTY
Assistant Secretary

JOANN VENEZIA
Assistant Vice President and Assistant Secretary

BANCROFT FUND LTD.
65 MADISON AVENUE, SUITE 550
MORRISTOWN, NEW JERSEY 07960
www.bancroftfund.com

ITEM 2.  CODE OF ETHICS.

On April 16, 2007, the Board of Trustees of Bancroft Fund Ltd. (the “Fund”) adopted a code of ethics that applies to Registrant’s principal executive officer and principal financial officer. The code of ethics is available on Registrant’s website at: www.bancroftfund.com. Since the code of ethics was adopted, there have been no amendments to it nor have any waivers from any of its provisions been granted.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Fund determined that Trustee Daniel D. Harding, who is “independent” as such term is used in Form N-CSR, possesses the attributes required to be considered an audit committee financial expert under applicable federal securities laws.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Set forth in the table below are the aggregate fees billed to the Fund by Tait, Weller & Baker LLP (“Tait Weller”) for services rendered to the Fund during the Fund’s last two fiscal years ended October 31, 2008 and 2007.

Fiscal YE October 31	Audit Fees	Audit-Related Fees (1)	Tax Fees (2)	All Other Fees
2007	$32,000	$0	$2,700	$0
2008	$33,500	$0	$2,800	$0

(1)
The Fund’s Audit Committee pre-approves all Audit-Related Fees, with exceptions. For the Fund’s last two fiscal years ended October 31, 2008 and 2007, no Audit-Related Fees were approved by the Fund’s Audit Committee pursuant to section 2.01(c)(7)(i)(C) of Regulation S-X, which waives the pre-approval requirement for certain de minimus fees.

(2)
“Tax Fees” include those fees billed by Tait Weller in connection with their review of the Fund’s income tax returns for fiscal years 2007 and 2008. The Fund’s Audit Committee pre-approves all Tax Fees, with exceptions. For the Fund’s last two fiscal years ended October 31, 2008 and 2007, no Tax Fees were approved by the Fund’s Audit Committee pursuant to section 2.01(c)(7)(i)(C) of Regulation S-X, which waives the pre-approval requirement for certain de minimus fees.

Non-Audit Services

During each of the last two fiscal years ended October 31, 2007 and October 31, 2008, Tait Weller did not provide any non-audit services to the Fund, with the exception of the services for which the Fund paid the Tax Fees noted above. Tait Weller did not provide any non-audit services to the Fund’s investment adviser, Dinsmore Capital Management Co. (“Dinsmore Capital”) or its affiliates or otherwise bill the Fund or Dinsmore Capital or its affiliates for any such non-audit services.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee pre-approves all audit and permissible non-audit services that are proposed to be provided to the Fund by its independent registered public accountants before they are provided to the Fund.  Such pre-approval also includes the proposed fees to be charged by the independent registered public accountants for such services.  The Audit Committee may delegate the pre-approval of audit and permissible non-audit services and related fees to one or more members of the Audit Committee who are “independent,” as such term is used in Form N-CSR.  Any such member’s decision to pre-approve audit and/or non-audit services and related fees shall be presented to the full Audit Committee, solely for informational purposes, at their next scheduled meeting.

The Audit Committee also pre-approves non-audit services to be provided by the Fund’s independent registered public accountants to the Fund’s investment adviser if the engagement relates directly to the operations and financial reporting of the Fund and if the Fund’s independent auditors are the same as, or affiliated with, the investment adviser’s auditors.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The Fund has a designated Audit Committee in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934 (the “Exchange Act”) and the members of such committee are:

KINCHEN C. BIZZELL

ELIZABETH C. BOGAN, PH.D.

DANIEL D. HARDING

(b) Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

The Schedule of Investments in securities of unaffiliated issuers is included as part of the report to shareholders, filed under Item 1 of this Form.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Bancroft Fund Ltd.
Ellsworth Fund Ltd.
Dinsmore Capital Management Co.
Proxy Voting Guidelines

(Adopted April 16, 2007)

These proxy voting guidelines have been adopted by the Boards of Trustees of Bancroft Fund Ltd. and Ellsworth Fund Ltd. (collectively, the “Funds”), as well as by the Board of Directors of Davis-Dinsmore Management Company, now known as Dinsmore Capital Management Co. (“Dinsmore Capital”).

The Boards of Trustees of the Funds have delegated to Dinsmore Capital responsibility for voting proxies received by the Funds in their capacities as shareholders of various companies.  The Boards recognize that, due to the nature of the Funds’ investments, the Funds do not frequently receive proxies.

Dinsmore Capital exercises its voting responsibility with the overall goal of maximizing the value of the Funds’ investments.  The portfolio managers at Dinsmore Capital oversee the voting policies and decisions for the Funds.  In evaluating voting issues, the portfolio managers may consider information from many sources, including management of a company presenting a proposal, shareholder groups, research analysts, and independent proxy research services.

Set forth below are the proxy voting guidelines:

A.           Matters Related to the Board of Directors

1.    The Funds generally will support the election of nominees recommended by management for election as directors.  In determining whether to support a particular nominee, Dinsmore Capital will consider whether the election of that nominee will cause a company to have less than a majority of independent directors.

2.    The Funds generally will support proposals to de-classify boards of directors if fewer than 66 2/3% of the directors are independent, and will generally vote against proposals to classify boards of directors.

3.    The Funds generally will withhold a vote in favor of a director who has served on a committee which has approved excessive compensation arrangements or proposed equity-based compensation plans that unduly dilute the ownership interests of stockholders.

B.    Matters Related to Independent Auditors

1.    The Funds generally will vote in favor of independent accountants approved by the company.  Prior to such vote, however, Dinsmore Capital will take into consideration whether non-audit fees make up more than 50 to 75% of the total fees paid by the company to the independent auditors, and the nature of the non-audit services provided.

C.    Corporate Governance Matters

1.    Except as provided in Section E.1, as a general rule, the Funds will vote against proposals recommended by management of a company that are being made primarily to implement anti-takeover measures, and will vote in favor of proposals to eliminate policies that are primarily intended to act as anti- takeover measures.

2.    Subject to the other provisions of these guidelines, including without limitation provision C.1. above, the Funds generally will vote in accordance with management’s recommendations regarding routine matters, including the following:

a.    Fixing number of directors;

b.    Stock splits; and

c.    Change of state of incorporation for specific corporate purposes.

D.    Matters Related to Equity-Based Compensation Plans

1.    The Fund generally will vote in favor of broad-based stock option plans for executives, employees or directors which would not increase the aggregate number of shares of stock available for grant under all currently active plans to over 10% of the total number of shares outstanding.

2.    The Funds generally will vote in favor of employee stock purchase plans and employee stock ownership plans permitting purchase of company stock at 85% or more of fair market value.

E.    Contested Matters

1.    Contested situations will be evaluated on a case by case basis by the portfolio manager or analyst at Dinsmore Capital principally responsible for the particular portfolio security.

F.    Miscellaneous Matters

1.    The Funds may in their discretion abstain from voting shares that have been recently sold.

2.    The Funds generally will abstain from voting on issues relating to social and/or political responsibility.

3.    Proposals that are not covered by the above-stated guidelines will be evaluated on a case by case basis by the portfolio manager or analyst at Dinsmore Capital principally responsible for the particular portfolio security.

G.    Material Conflicts of Interest

1.    Conflicts of interest may arise from time to time between Dinsmore Capital and the Funds. Examples of conflicts of interests include:

a.    Dinsmore Capital may manage a pension plan, administer employee benefit plans, or provide services to a company whose management is soliciting proxies;

b.    Dinsmore Capital or its officers or directors may have a business or personal relationship with corporate directors, candidates for directorships, or participants in proxy contests;

c.    Dinsmore Capital may hold a position in a security contrary to shareholder interests.

2.    If a conflict of interest arises with respect to a proxy voting matter, the portfolio manager will promptly notify the Funds’ Audit Committee and counsel for independent trustees and the proxies will be voted in accordance with direction received from the Audit Committee.

H.    Amendments

1.    Any proposed material amendment to these Guidelines shall be submitted for review and approval to:

a.    the Funds’ Board of Trustees, including a majority of the disinterested trustees; and

b.    the Adviser’s Board of Directors.

2.    Non-material amendments to these Guidelines may be made by the Chair of the Funds, upon consultation with counsel to the Funds and the Funds’ Chief Compliance Officer, and will be reported to the Funds’ Board of Trustees at their next scheduled in-person meeting.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) (1) Mr. Thomas H. Dinsmore, Chairman and Chief Executive Officer, serves as the Portfolio Manager of Bancroft Fund Ltd. (the “Registrant”). He has served in that capacity since 1996. This information is as of January 5, 2009.  Mr. Dinsmore usually receives investment recommendations from a team of research analysts prior to making investment decisions about transactions in the portfolio.

(2) The following table provides information relating to other (non-registrant) accounts where this portfolio manager is primarily responsible for day-to-day management as of October 31, 2008. The portfolio manager does not manage such accounts or assets with performance-based advisory fees, or other pooled investment vehicles.

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles	Other Accounts
Thomas H. Dinsmore	Number:	1	n/a	n/a
	Assets:	$86,185,050	n/a	n/a

Mr. Dinsmore is the Portfolio Manager of one other account, Ellsworth Fund Ltd. (“Ellsworth”), a registered investment company with total net assets of $ 75,999,016 as of October 31, 2008.  Mr. Dinsmore is Chairman and Chief Executive Officer of Ellsworth. This information is as of October 31, 2008. The Registrant and Ellsworth have similar investment objectives and strategies. As a result, material conflicts of interest may arise between the two funds if a security is not available in a sufficient amount to fill open orders for both funds.  To deal with these situations, the investment adviser for the Registrant and Bancroft has adopted Trade Allocation Procedures (the “Allocation Procedures”).  The Allocation Procedures set forth a method to allocate a partially filled order among the funds.  Pursuant to the method, the amount of shares that each fund purchases is allocated pro rata based on the dollar amount of each fund’s intended trade or, if the order is subject to a minimum lot size, as closely as possibly to pro rata.

The Allocation Procedures permit the adviser to allocate an order in a way that is different from the method set forth above if (i) each fund is treated fairly and equitably and neither fund is given preferential treatment, and (ii) the allocation is reviewed by the adviser’s chief compliance officer.

(3) This information is as of October 31, 2008. The Portfolio Manager is compensated by Dinsmore Capital through a three-component plan, consisting of a fixed base salary, annual cash bonus, and benefit retirement plan. His compensation is reviewed and approved by the Adviser’s Board of Directors annually. His compensation may be adjusted from year to year based on the perception of the Adviser’s Board of Directors of the portfolio manager’s overall performance and his management responsibilities. His compensation is not based on (i) a formula specifically tied to the performance of the Registrant or Bancroft, including performance against an index, or (ii) the value of assets held in the Registrant’s portfolio.

(4) As of October 31, 2008, Mr. Dinsmore’s beneficial ownership in the Registrant’s shares was in the range of $100,001-$500,000.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

During the period covered by this report, there were no purchases made by or on behalf of the Registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the Registrant’s equity securities that is registered by the Registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

ITEM 10.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since those procedures were last disclosed in response to the requirements of Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101), or this Item 10 of Form N-CSR.

ITEM 11.    CONTROLS AND PROCEDURES.

Conclusions of principal officers concerning controls and procedures:

(a) As of December 8, 2008, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) (17 CFR 240.30a-3(c)) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, as required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)), the Registrant’s officers, including the PEO and PFO, concluded that, as of December 8, 2008, the Registrant’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.  EXHIBITS

(a)(1) Not applicable. See Registrant’s response to Item 2, above.

(a)(2) Certifications of the principal executive officer and the principal financial officer pursuant to Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), are attached hereto.

(a)(3) There were no written solicitations to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the Registrant to ten or more persons.

(b) Certifications of the principal executive officer and the principal financial officer, as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Bancroft Fund Ltd.

By:      /s/ Thomas H. Dinsmore
Thomas H. Dinsmore
Chairman of the Board and
Chief Executive Officer
(Principal Executive Officer)

Date:   January 5, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Thomas H. Dinsmore
Thomas H. Dinsmore
Chairman of the Board and
Chief Executive Officer
(Principal Executive Officer)

Date:   January 5, 2009

By:      /s/ Gary I. Levine
Gary I. Levine
Chief Financial Officer
(Principal Financial Officer)

Date:   January 5, 2009